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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 25, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


      0-25131                                            91-1718107
(Commission File No.)                       (IRS Employer Identification Number)


                       601 108th Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)
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    On February 25, 2000 InfoSpace, Inc. (formerly InfoSpace.com, Inc.), a
Delaware corporation, completed its acquisition of Prio, Inc., a California corporation ("Prio"). This transaction was initially reported on a Current Report on Form 8-K dated February 25, 2000, filed March 29, 2000 (the "Original 8-K"). The Original 8-K was subsequently amended by Form 8-K/A's filed on April 24, 2000 and May 1, 2000. This Amendment is being filed to amend Item 7(a), Item 7(b), Exhibit 20.1, Exhibit 20.2, Exhibit 23.1 and Exhibit 23.2 to those Form 8-K/A's in their entirety.


Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

    (a)  Financial Statements of Business Acquired.

  The financial statements of Prio required to be filed pursuant to Item 7(a) of Form 8-K are included as Exhibit 20.1 of this Current Report on Form 8-K/A.

    (b)  Pro Forma Financial Information.

  The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K is included as Exhibit 20.2 of this Current Report on Form 8-K/A.

    (c)  Exhibits.

         2.1* Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, Promote Acquisition Corporation (a wholly-owned subsidiary of Registrant) and Prio.
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         20.1   Financial Statements of Prio, including balance sheets of Prio as of December 31, 1999 and 1998 and the statements of operations for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999, statements of shareholders' deficiency for the period from July 21, 1994 (inception) to December 31, 1999, and statements of cash flows for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999.

         20.2 Unaudited Pro Forma Combined Balance Sheet of Registrant and Prio as of December 31, 1999 and unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Prio for the years ended December 31, 1999, 1998 and 1997.

         23.1   Consent of Deloitte & Touche LLP, independent auditors.

         23.2   Consent of KPMG LLP, independent auditors.
     _____________
     * Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2000.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 2000                   InfoSpace, Inc.

                                      By:  /s/ Tammy D. Halstead
                                           -------------------------------
                                           Tammy D. Halstead
                                           Senior Vice President and Chief
                                           Accounting Officer
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                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    ----------------------------------------------------------------------

 2.1* Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, Promote Acquisition Corporation (a wholly-owned subsidiary of the Registrant) and Prio.

20.1 Financial Statements of Prio, including balance sheets of Prio as of December 31, 1999 and 1998, the statements of operations for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999, statements of shareholders' deficiency for the period from July 21, 1994 (inception) to December 31, 1999, and statements of cash flows for the years ended December 31, 1999 and 1998 and for the period from July 21, 1994 (inception) to December 31, 1999.

20.2 Unaudited Pro Forma Combined Balance Sheet of Registrant and Prio as of December 31, 1999 and unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Prio for the years ended December 31, 1999, 1998 and 1997.

23.1      Consent of Deloitte & Touche LLP, independent auditors.

23.2      Consent of KPMG LLP, independent auditors.
_____________
* Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2000.